UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
August 14, 2017
Date of Report (Date of Earliest Event Reported)

HEWLETT PACKARD ENTERPRISE
COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	001-37483 (Commission File Number)	47-3298624 (IRS Employer Identification No.)
3000 HANOVER STREET, PALO ALTO, CA (Address of Principal Executive Offices)	94304 (Zip Code)
(650) 687-5817
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

❑	Emerging growth company

❑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01.	Regulation FD.
As previously disclosed, on September 7, 2016, Hewlett Packard Enterprise Company, a Delaware corporation (“HPE”), entered into an Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”) with Seattle SpinCo, Inc., a Delaware corporation and a wholly owned subsidiary of HPE (“Seattle”), Micro Focus International plc, a company organized under the laws of England and Wales (“Micro Focus”), Seattle Holdings, Inc., a wholly owned subsidiary of Micro Focus (“Holdings”), and Seattle MergerSub, Inc., a wholly owned subsidiary of Holdings (“Merger Sub”). Pursuant to and subject to the terms and conditions of the Merger Agreement and certain other definitive agreements entered into in connection therewith: (i) HPE will transfer its Software business (the “Seattle Business”) to Seattle; (ii) thereafter, HPE will distribute to its stockholders all of the issued and outstanding shares of Class A common stock, par value $0.01 per share, of Seattle (the “Seattle Shares”) held by HPE by way of a pro rata distribution of one Seattle Share for each share of HPE common stock held as of the close of business on August 21, 2017, the record date (the “Record Date”) for such distribution (the “Distribution”); and (iii) immediately after the Distribution, Merger Sub will merge with and into Seattle (the “Merger”) and each Seattle Share (subject to certain exceptions set forth in the Merger Agreement) outstanding immediately prior to the effective time of the Merger (the “Effective Time”) will be automatically converted into a number of American Depositary Shares (the “Micro Focus ADSs”), each representing one ordinary share, par value £0.10 per share, of Micro Focus (the “Micro Shares”), equal to the product of the ADS Ratio (which will equal one, unless otherwise agreed by Micro Focus and HPE prior to the Effective Time) and the Exchange Ratio (as described below), subject to adjustment as set forth in the Merger Agreement.
The Exchange Ratio equals the quotient of (i) the aggregate number of Micro Focus Fully Diluted Shares (as defined below) immediately prior to the Effective Time multiplied by the quotient of 50.1% divided by 49.9%, divided by (ii) the number of outstanding Seattle Shares immediately prior to the Effective Time. Immediately following the Effective Time, HPE stockholders as of the close of business on the Record Date will own Micro Focus ADSs representing 50.1% of the Micro Focus Fully Diluted Shares immediately following the Effective Time.
In connection with the commencement of when-issued trading on the New York Stock Exchange of the Micro Focus ADSs issuable in the Merger, which is expected to occur on or around August 17, 2017, HPE is providing an illustrative estimated calculation of the Exchange Ratio assuming that the Effective Time had occurred at 3:00 a.m. on August 1, 2017 (the “Assumed Effective Time”), based on information provided to HPE by Micro Focus as of July 31, 2017 (or, in the case of the assumed number of outstanding Seattle Shares, based on information of HPE as of July 31, 2017).
Assumptions
Number of Seattle Shares. As of immediately prior to the Assumed Effective Time, there were 1,624,245,004 shares of HPE common stock outstanding. Assuming that the Distribution occurred immediately prior to the Assumed Effective Time, 1,624,245,004 Seattle Shares would have been distributed to the holders of HPE common stock in the Distribution.
Number of Micro Focus Fully Diluted Shares (in the Absence of the Share Capital Consolidation). As of immediately prior to the Assumed Effective Time, there were 238,212,356 Micro Focus Fully Diluted Shares. “Micro Focus Fully Diluted Shares” means the aggregate number of Micro Focus Shares on a fully-diluted, as converted and as exercised basis in accordance with the treasury stock method, including Micro Focus Shares underlying outstanding Micro Focus Options (as defined in the Merger Agreement), Micro Focus ASG Awards (as defined in the Merger Agreement) and any other securities convertible into or exercisable for Micro Focus Shares, excluding, for purposes of the Micro Focus Fully Diluted Shares immediately following the Effective Time, any Micro Focus Shares to be issued pursuant to a de minimis number of replacement awards to be granted to Seattle employees at the Effective Time under their existing employee incentive arrangements.
Micro Focus Return of Value and Share Capital Consolidation. Prior to the Effective Time, Micro Focus expects to complete a return of value to its pre-Merger shareholders (the “Micro Focus Return of Value”). The Micro Focus Return of Value will be an aggregate principal amount in sterling equivalent to $500 million (inclusive of any currency hedging costs or proceeds) and will be implemented by way of the issuance and subsequent redemption and cancellation of B shares to be issued to Micro Focus shareholders pursuant to U.K. law. Further details regarding of the Micro Focus Return of Value are set forth in the information statement/prospectus of Seattle dated August 10, 2017 that is being made available to HPE stockholders as of the close of business on the Record Date.
In connection with the Micro Focus Return of Value, Micro Focus will also undertake a consolidation, subdivision and redesignation of Micro Focus’ share capital in accordance with U.K. law (the “Share Capital Consolidation”). The purpose of the Share Capital Consolidation is to seek to ensure that the market price of Micro Focus Shares is not materially affected by the implementation of the Micro Focus Return of Value. The consolidation ratio for the Share Capital Consolidation to be used in connection with the Micro Focus Return of Value (the “Consolidation Ratio”) will be determined by the Micro Focus board of directors not later than three business days prior to the anticipated date on which the Effective Time occurs. The effect of the Share Capital Consolidation will be to reduce the number of Micro Focus Shares in issue to reflect the Micro Focus Return of Value. (However, each Micro Focus shareholder will own the same proportion of Micro Focus as they did beforehand, subject to fractional entitlements and disregarding the dilutive impact of the Merger.)
As such, in order to calculate an illustrative estimate of the Exchange Ratio, it is necessary to make certain assumptions regarding the Share Capital Consolidation. Assuming that Consolidation Ratio selected by the Micro Focus board of directors is 0.926, based on the market price of Micro Focus Shares of £22.33 per share as of the close of trading on July 31, 2017, then the assumed number of Micro Focus Fully Diluted Shares set forth above would be reduced on the date the Share Capital Consolidation is completed (which is expected to be the business day immediately prior to the Effective Time) from 238,212,356 to 221,222,143.
Calculation of Illustrative Estimated Exchange Ratio
Based on the foregoing assumptions, the illustrative estimated Exchange Ratio would be 0.1367. Accordingly, the holders of HPE common stock outstanding as of the close of business on the Record Date would be entitled to receive 0.1367 Micro Focus ADSs in exchange for each Seattle Share in the Merger, or approximately 222,108,804 Micro Focus ADSs in the aggregate.
The foregoing illustrative estimated Exchange Ratio is preliminary and based on estimated figures as of an earlier date than will be used to calculate the actual Exchange Ratio. The actual Exchange Ratio will not be known until after the Effective Time and is likely to differ (and could materially differ) from the foregoing illustrative estimated Exchange Ratio based on a variety of factors, some of which are outside of the control of HPE, Micro Focus and their respective subsidiaries, including the market price of Micro Focus Shares prior to the completion of the Micro Focus Return of Value, the Consolidation Ratio to be selected by the Micro Focus board of directors and the number of Micro Focus Fully Diluted Shares and shares of HPE common stock outstanding as of immediately prior to the Effective Time, none of which are currently known. Accordingly, HPE stockholders should not rely for any purpose on the foregoing illustrative estimated Exchange Ratio as indicative of the value of the actual Exchange Ratio.
For additional information regarding Seattle, Micro Focus and the contemplated transactions described above, please refer to the Registration Statement on Form 10 (Reg. No. 000-55820) filed by Seattle with the U.S. Securities and Exchange Commission (the “SEC”) with respect to the Seattle Shares to be issued in the Distribution (the “Form 10”). HPE stockholders are strongly encouraged to read the complete description of the Exchange Ratio and the calculation thereof that is included in the Form 10, which description is incorporated by reference herein.
Forward-Looking Statements
Information set forth in this communication, oral statements made regarding the separation of the Seattle Business, the Distribution or the Merger (together, the “Transaction”), and other information published by Micro Focus, HPE or Seattle may contain certain statements about Micro Focus, HPE and Seattle that constitute or are deemed to constitute “forward-looking statements” (including within the meaning of the U.S. Private Securities

Litigation Reform Act of 1995). The forward-looking statements contained in this announcement may include, but are not limited to, statements about the expected effects on Micro Focus, HPE and Seattle of the Transaction, the anticipated timing and benefits of the Transaction, Micro Focus’ and Seattle’s anticipated standalone or combined financial results and outlooks and all other statements in this document other than historical facts. Without limitation, any statements preceded or followed by or that include the words “targets”, “plans”, “believes”, “expects”, “intends”, “will”, “likely”, “may”, “anticipates”, “estimates”, “projects”, “should”, “would”, “expect”, “positioned”, “strategy”, “future” or words, phrases or terms of similar substance or the negative thereof, are forward-looking statements. These statements are based on the current expectations of the management of Micro Focus, HPE or Seattle (as the case may be) and are subject to uncertainty and changes in circumstances and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. As such, forward-looking statements should be construed in light of such factors. Neither Micro Focus, HPE nor Seattle, nor any of their respective associates or directors, proposed directors, officers or advisers, provides any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements in this announcement will actually occur or that if any of the events occur, that the effect on the operations or financial condition of Micro Focus, HPE or Seattle will be as expressed or implied in such forward-looking statements. Forward-looking statements contained in this announcement based on past trends or activities should not be taken as a representation that such trends or activities will necessarily continue in the future. In addition, these statements are based on a number of assumptions that are subject to change. Such risks, uncertainties and assumptions include, but are not limited to: the satisfaction of the conditions to the Transaction and other risks related to the completion of the Transaction and actions related thereto; Micro Focus’ and HPE’s ability to complete the Transaction on the anticipated terms and schedule; the tax treatment of the Transaction, risks relating to any unforeseen liabilities of Micro Focus or Seattle; future capital expenditures, expenses, revenues, earnings, synergies, economic performance, indebtedness, financial condition, losses and future prospects of Micro Focus, Seattle and the resulting combined company; business and management strategies and the expansion and growth of the operations of Micro Focus, Seattle and the resulting combined company; the ability to successfully combine the business of Micro Focus and Seattle and to realize expected operational improvement from the Transaction; the effects of government regulation on the businesses of Micro Focus, Seattle or the combined company; the risk that disruptions from the Transaction will impact Micro Focus’ or Seattle’s business; and Micro Focus’, Seattle’s or HPE’s plans, objectives, expectations and intentions generally. Additional factors can be found under the caption “Risk Factors” in the information statement that forms a part of the Form 10 and in HPE’s Annual Report on Form 10-K for the fiscal year ended October 31, 2016 and subsequent Quarterly Reports on Form 10-Q. For a discussion of important factors which could cause actual results to differ from forward-looking statements relating to Micro Focus, refer to Micro Focus’ Annual Report and Accounts 2016. It is however noted that it is not possible to predict or identify all such factors. Consequently, while the list of factors presented or referred to here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties.
Forward-looking statements included herein are made as of the date hereof.
Subject to any requirement under applicable law, none of Micro Focus, HPE or Seattle undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future/subsequent events or otherwise. Investors should not place undue reliance on forward-looking statements, which speak only as of the date of this announcement.
Additional Information and Where to Find It
This communication is not for release, publication or distribution, in whole or in part, in, into or from any jurisdiction where to do so would constitute a violation of the relevant laws of such jurisdiction. This communication is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the Transaction or otherwise, nor shall there be any sale, issuance or transfer of securities of Micro Focus or Seattle in any jurisdiction in contravention of applicable law. Micro Focus has published a circular and prospectus in connection with the Transaction and any decision in respect of, or other response to, the Transaction should be made on the basis of the information contained in such documents. This communication does not constitute a prospectus or prospectus equivalent document.
No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. In connection with the Transaction, Micro Focus has filed with the SEC a Registration Statement on Form F-4 (Reg. No. 333-219678) with respect to the Micro Focus Shares underlying the Micro Focus ADSs to be issued in the Merger and Seattle has filed with the SEC the Form 10, both of which registration statements include an information statement/prospectus.
INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENTS, INCLUDING THE INFORMATION STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT MICRO FOCUS, SEATTLE AND THE TRANSACTION. Investors and security holders may obtain the registration statements and other documents filed with the SEC free of charge from the SEC’s website, www.sec.gov. These documents can also be obtained free of charge from HPE by directing a written request to HPE at Hewlett Packard Enterprise Company, 3000 Hanover Street, Palo Alto, California 94304, Attention: Investor Relations, or by calling (650) 857-2246.
Overseas Jurisdictions
The release, publication or distribution of this communication in jurisdictions other than the United States or the United Kingdom, and the ability of shareholders located outside of these jurisdictions to participate in the Transaction, may be restricted by law and therefore any persons who are subject to the laws of any other jurisdiction should inform themselves about, and observe any applicable legal or regulatory requirements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: August 14, 2017	HEWLETT PACKARD ENTERPRISE COMPANY By: /s/ RISHI VARMA Name: Rishi Varma Title: Senior Vice President, Deputy General Counsel and Assistant Secretary

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